EXHIBIT 4.1



             NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT
                  INCORPORATED UNDER THE LAWS OF THE STATE OF
                                    COLORADO



  Number                   RUB A DUB SOAP, INC.                        Shares
-----------                                                        -------------

                AUTHORIZED COMMON STOCK 100,000,000 SHARES
-----------                PAR VALUE $.001                         -------------



                                                      -------------------------
This Certifies That                                   |CUSIP NO - 781082 10 2 |
                                                      -------------------------

Is The Record Holder Of




                   Shares of RUB A DUB SOAP, INC. Common Stock


      transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         Whereas the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers



Dated:




                          -----------------------------
                          |    RUB A DUB SOAP, INC.   |
                          |      CORPORATE SEAL       |
                          |                           |
                          |         COLORADO          |
                          -----------------------------
       Secretary                                              President

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF GIFT MIN ACT -      Custodian for
                                                     ------              -------
TEN ENT - as tenants by the entireties               (Cust)              (Minor)
                                                   under Uniform Gifts to Minors
JT TEN - as joint tenants with right of
         survivorship and not as tenants           Act of ______________________
         in common                                              (State)

     Additional abbreviations may also be used though not in the above list.



For value received _____________________ hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE
                     --------------------------------------
                     |                                    |
                     --------------------------------------
               Please print or type name and address of assignee

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________________ Shares

of the capital stock represented by the within certificate and do hereby irrevocably constitute and appoint

______________________________________________________________________________

______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: ___________

SIGNATURE GUARANTEED:

     X ______________________________________________________________________
       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

* NOTICE OF SIGNATURE GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR A TRUST COMPANY. THE GUARANTEERING FIRM MUST BE A MEMEBER OF THE MEDALION GUARANTEE PROGRAM.

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|               *** FOR MEDALLION GUARANTEE USE ONLY***                       |
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